UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2022

Commission File Number 1-07062

INNSUITES HOSPITALITY TRUST

(Exact name of registrant as specified in its charter)

Ohio	34-6647590
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

InnSuites Hospitality Centre

1730 E. Northern Avenue, Suite 122

Phoenix, AZ 85020

(Address of principal executive offices)

Registrant’s telephone number, including area code: (602) 944-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest without par value	IHT	NYSE-American

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Shareholders of InnSuites Hospitality Trust held on August 16, 2023, 7,419,049 shares were present in person or by proxy, which represented a quorum. Set forth below are the final voting results for the proposals submitted to a vote of the shareholders.

Election of Trustees:

Nominee	Votes For	Votes Against	Abstentions
Steven S. Robson	6,490,596	403,154	5,076

At the 2022 Annual Meeting of Shareholders of InnSuites Hospitality Trust held on August 16, 2022, 7,638,803 shares were present in person or by proxy, which represented a quorum. Set forth below are the final voting results for the proposals submitted to a vote of the shareholders.

Election of Trustees:

Nominee	Votes For	Votes Against	Abstentions
James F. Wirth	6,791,767	349	1,815
Les T. Kutasi	6,580,949	210,166	2,816

The 2024 Annual Meeting of Shareholders of InnSuites Hospitality Trust results will be available shortly after the Meeting this year, which is scheduled to be held on August 14, 2024. The Trustee Nominee for the 2024 Annual Shareholder Meeting is Marc E. Berg, and one other new Trustee candidate, still yet to be determined. Long-time Trustee, and respected friend of IHT, Jessie Ronnie Chase, passed away unexpectedly. His Trustee position has yet to be filled.

Item 8.01 Other Events.

The Board of Trustees for InnSuites Hospitality Trust has announced the 2024 Annual Meeting of Shareholders of InnSuites Hospitality Trust will be held on August 14, 2024. The results of the 2024 Shareholder Vote will be available shortly thereafter and will be disclosed in the Trust’s 8-K, accordingly.

The IHT Board approved, and notice is hereby given that the Fiscal 2024 Annual Meeting of Shareholders of IHT will be held at the InnSuites Hospitality Trust corporate offices located at 1730 E. Northern Avenue, Suite 122, Phoenix, Arizona 85020 (phone: 602-944-1500) on Wednesday August 14, 2024, at 1:00 P.M., local time. Shareholders of record of IHT at the close of business on July 9, 2024, are entitled to vote at the 2023 Annual Meeting of Shareholders and any adjournments or postponements thereof.

The Board of Trustees for InnSuites Hospitality Trust has announced a semi-annual Dividend Declaration of $0.01 per share, payable on July 31, 2023, to shareholders of record as of July 17, 2024. This announcement continues an uninterrupted 54-year history of annual dividends. InnSuites hotel operations remain strong.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

	By:	/s/ James F. Wirth
James F. Wirth
Chairman and Chief Executive Officer

Date: June 14, 2024

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)